LIFE CRITICAL CARE CORPORATION

                               LOCK-UP AGREEMENT



H.J. Meyers & Co., Inc.
    as Representative of the Underwriters
1895 Mount Hope Avenue
Rochester, New York  14620

Ladies and Gentlemen:

         The undersigned, a beneficial owner of shares of the common stock, par value $0.01 per share (the "Common Stock"), of Life Critical Care Corporation, a Delaware corporation (the "Company"), and/or warrants, options or rights to purchase, or securities or debt convertible into, Common Stock, understands that the Company has filed with the Securities and Exchange Commission a registration statement on Form SB-2 (No. 333-14755) for the registration of shares of Common Stock of the Company (the "Registration Statement") in connection with a proposed public offering of such securities (the "Offering"). The undersigned further understands that upon the effectiveness of the Registration Statement, the Company and H.J. Meyers & Co., Inc., as representative (the "Representative") for a group of underwriters including H.J. Meyers & Co., Inc. (the "Underwriters") intends to enter into an underwriting agreement (the "Underwriting Agreement") relating to the Offering.

         In order to induce the Representative to act on behalf of the Underwriters and to proceed with the Offering, and in consideration thereof, the undersigned hereby agrees that, for a period of eighteen months following the closing date of the Offering, the undersigned will not sell, assign, hypothecate, pledge or otherwise dispose (either pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or otherwise) of any shares of Common Stock of the Company registered in the name of the undersigned or beneficially owned by the undersigned or subsequently acquired through the exercise of any options, warrants or any conversion of any convertible securities of the Company (collectively, the "Securities"), without the prior written consent of the Representative. In addition, before any transfer of Securities may occur, the transferee thereof shall agree in writing to the terms hereof.

         In order to enable the Representative to enforce the aforesaid covenants, the undersigned hereby consents to the placing of restrictive legends on all certificates evidencing any Securities registered in the name of


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the  undersigned  or  beneficially  owned by the  undersigned,  the placement of appropriate stop transfer orders with the transfer agent of the Company and the noting of such restrictions on the transfer books and records of the Company.

         This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

Dated:___________________                   Very truly yours,

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                                            Signature

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                                            Printed Name

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                                            Print Address

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                                            Print Social Security Number
                                            or Taxpayer I.D. Number

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